Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2019
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2018	2019
	RMB	RMB
Leasehold improvements	1,662	26,520
Computers and electrical equipment	1,633	5,968
Office equipment and furniture	115	4,760
Medical equipment	1,465	1,793
Total	4,875	39,041
Less: Accumulated depreciation	(1,622)	(6,011)
Less: Impairment of property, plant and equipment	—	(689)
Net book value	3,253	32,341